Exhibit 10.31

NORDEX

SUBLEASE AGREEMENT

This SUBLEASE AGREEMENT (this "**Sublease**") is made and entered into as of April 24th, 2015 and shall be effective as of March 1, 2015 by and between **TPI, Inc.**, a Delaware corporation ("**Sublandlord**"), and Nordex Energy GmbH, ("**Subtenant**").

WHEREAS, Ferreira Realty, LLC, a Rhode Island limited liability company ("**Landlord**"), and Sublandlord, as tenant, are parties to a certain Lease dated as of 1 MAR , 2015 ("**Master Lease**") pursuant to which Landlord is leasing to Sublandlord the vacant parcel of land being 42 feet wide by 144 feet long and being a portion of Plat 1, Lot 4C in the town of Rehoboth, Massachusetts (the "**Premises**"), as more particularly described in the Master Lease, upon the terms and conditions contained therein. All capitalized terms used herein shall have the same meaning ascribed to them in the Master Lease unless otherwise defined herein. A copy of the Master Lease is attached hereto as Exhibit"A" and made a part hereof.

WHEREAS, Sublandlord and Subtenant wish to enter into a sublease for the Premises (the "**Sublease Premises**") on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1. Demise. Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and subleases from Sublandlord the Sublease Premises, upon and subject to the terms, covenants and conditions hereinafter set forth. The parties stipulate that the square footage of the Sublease Premises shall be as specified above.

2. Sublease Term.

(a) Sublease Term. The term of this Sublease ("**Term**") shall commence on March 1, 2015 ("**Sublease Commencement Date**") and continue until February 29, 2016 (the "**Sublease Initial Term**"), and thereafter, this Sublease shall automatically renew on a month-to-month basis; provided that either party may terminate this Sublease at the end of the Sublease Initial Term or any renewal term by providing the other party with 95 days' written notice prior to the end of the Sublease Initial Term or such renewal term, as applicable.

3. Use. The Sublease Premises shall be used and occupied by Subtenant solely for the storage of wind turbine blade molds and related equipment.

4. Subrental.

(a) Rent. Subtenant shall pay to Sublandlord total rent of Forty Thousand Five Hundred Dollars (US$40,500) with respect to the Sublease Premises for the Sublease Initial Term, payable as follows: (i) Twenty Thousand Two Hundred Fifty Dollars (US$ 20,250) payable on the Sublease Commencement Date; (ii) Ten Thousand One Hundred Twenty Five Dollars (US$10,125) payable on May 11, 2015; and (iii) Ten Thousand One

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Hundred Twenty Five Dollars (US$10,125) payable on August 10, 2015. After the Sublease Initial Term, Subtenant shall pay to Sublandlord rent in the amount of Two Thousand Two Hundred Dollars (US$2,200) per month, payable monthly in advance on or before the first business day of the applicable calendar month.
Any amounts owing to Sublandlord pursuant to this Section 4 shall hereinafter be collectively referred to as “Rent.”
(b) Payment of Rent. Except as otherwise specifically provided in this Sublease, Rent shall be payable in lawful money upon receipt of invoice, and without offset, counterclaim, or setoff. All Rent is to be paid to Sublandlord at its office at the address set forth in Section 13 herein, or at such other place or to such agent and at such place as Sublandlord may designate by notice to Subtenant.
(c) Late Charge. Subtenant shall pay to Sublandlord an administrative charge at an annual interest rate equal to the Prime Rate (as stated under the column “Money Rates” in the Wall Street Journal) on all amounts of Rent payable hereunder which are not paid within ten 10) business days of the date on which such payment is due, such charge to accrue from the date upon which such amount was due until paid.
5. No Improvements and Signage. Subtenant shall have no right to make any improvements to the Sublease Premises without the prior written consent of Sublandlord. Subtentant shall not maintain Subtenant identification signs in any location in, on, or about the Sublease Premises without the prior written consent of Sublandlord.
6. Incorporation of Terms of Master Lease.
(a) This Sublease is subject and subordinate to the Master Lease. Subject to the modifications set forth in this Sublease (including the insurance provision set forth in Section 6(b)(ii), the terms of the Master Lease are incorporated herein by reference, and shall, as between Sublandlord and Subtenant (as if they were “Landlord” and “Tenant,” respectively, under the Master Lease) constitute the terms of this Sublease except to the extent that they are inapplicable to, inconsistent with, or modified by, the terms of this Sublease. In the event of any inconsistencies between the terms and provisions of the Master Lease and the terms and provisions of this Sublease, the terms and provisions of this Sublease shall govern. Subtenant acknowledges that it has reviewed the Master Lease and is familiar with the terms and conditions thereof.
(b) For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:
(i) In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Landlord.
(ii) During the Term, Sublandlord shall maintain the insurance policies and -coverage under the Master Lease as well as insurance with respect to the
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wind turbine blade molds that will be stored on the Premises, and the amount and type of such insurance shall be as mutually agreed upon by Sublandlord and Subtenant.
7. Subtenant’s Obligations. Subtenant covenants and agrees that all obligations of Sublandlord under the Master Lease shall be done or performed by Subtenant with respect to the Premises, except as otherwise provided by this Sublease, and Subtenant’s obligations shall run to Sublandlord and Landlord as Sublandlord may determine to be appropriate or be required by the respective interests of Sublandlord and Landlord. Subtenant agrees to indemnify Sublandlord, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys’ fees) incurred as a result of Subtenant’s non-performance, non-observance or non-payment of any of its obligations under the Master Lease which, as a result of this Sublease, became an obligation of Subtenant. If Subtenant makes any payment to Sublandlord pursuant to this indemnity, Subtenant shall be subrogated to the rights of Sublandlord concerning said payment. Subtenant shall not do, nor permit to be done, any act or thing which is, or with notice or the passage of time would be, a default under this Sublease or the Master Lease.
8. Sublandlord’s Obligations. Sublandlord shall provide all reasonable assistance and cooperation to Subtenant (at no material cost or liability to Subtenant) to enforce Sublandlord’s rights under the Master Lease to compel performance by Landlord with respect to Landlord’s obligations under the Master Lease. Any condition resulting from a default by Landlord shall not constitute as between Sublandlord and Subtenant an eviction, actual or constructive, of Subtenant and no such default shall excuse Subtenant from the performance or observance of any of its obligations to be performed or observed under this Sublease, or entitle Subtenant to receive any reduction in or abatement of the Rent provided for in this Sublease unless, and to the extent, Sublandlord is excused from performance, or entitled to a reduction or abatement of its rental obligations to Landlord under the Master Lease also. In furtherance of the foregoing, Subtenant does hereby waive any cause of action and any right to bring any action against Sublandlord by reason of any act or omission of Landlord under the Master Lease, subject to the right of assistance and cooperation from Sublandlord described above. Sublandlord shall extend all reasonable cooperation to Subtenant (at no material cost or liability to Subtenant) to enable Subtenant to receive the benefits under this Sublease, as the same are dependent upon performance under the Master Lease. Sublandlord shall continue to maintain the existing security measures on the Premises throughout the term of this Sublease and shall promptly make any necessary repairs should any damage occur as a result of Sublandord failing to maintain such security measures so that Subtenant’s property and materials are not compromised.
9. Default by Subtenant. In the event Subtenant shall be in default of any covenant of, or shall fail to honor any obligation under, this Sublease, Sublandlord shall have available to it against Subtenant all of the remedies available (a) to Landlord under the Master Lease in the event of a similar default on the part of Sublandlord thereunder or (b) at law.
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10. Quiet Enjoyment. So long as Subtenant pays all of the Rent due hereunder and performs all of Subtenant’s other obligations hereunder, Sublandlord shall do nothing to affect Subtenant’s right to peaceably and quietly have, hold and enjoy the Sublease Premises.
11. Notices. Anything contained in any provision of this Sublease to the contrary notwithstanding, Subtenant agrees, with respect to the Sublease Premises, to comply with and remedy any default in this Sublease or the Master Lease which is Subtenant’s obligation to cure, within the period allowed to Sublandlord under the Master Lease, even if such time period is shorter than the period otherwise allowed therein due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Landlord to Sublandlord. Sublandlord agrees to forward to Subtenant, promptly upon receipt thereof by Sublandlord, a copy of each notice of default received by Sublandlord in its capacity as Tenant under the Master Lease. Subtenant agrees to forward to Sublandlord, promptly upon receipt thereof, copies of any notices received by Subtenant from Landlord or from any governmental authorities. All notices, demands and requests shall be in writing and shall be sent either by hand delivery or by a nationally recognized overnight courier service (e.g., Federal Express), in either case return receipt requested, to the address of the appropriate party. Notices may also be sent by electronic mail, provided that such notices are also sent by one of the other permitted methods hereunder. Notices, demands and requests so sent shall be deemed given when the same are received.
Notices to Sublandlord shall be sent to: TPI, Inc.
P.O. Box 367
373 Market Street
Warren, Rhode Island 02885-0367
Attn: Ed DaSilva
E-mail: edasi1va@tpicomposites.com
Notices to Subtenant shall be sent to: Nordex Energy GmbH
Langenhorner Chaussee 600
22419 Hamburg, Germany
Attn: Torben Neumann
E-mail: tneumann@nordex-online.com
12. Broker. Sublandlord and Subtenant represent and warrant to each other that no brokers were involved in connection with the negotiation or consummation of this Sublease. Each party agrees to indemnify the other, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys’ fees) incurred by said party as a result of a breach of this representation and warranty by the other party.
13. Condition of Premises.
(a) Commencement. Subtenant acknowledges that (i) it is subleasing the Sublease Premises in an “as-is” unfurnished condition, (ii) Sublandlord is not making any
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representation or warranty concerning the condition of the Sublease Premises, and (iii) Sublandlord is not obligated to perform any work to prepare the Sublease Premises for Subtenant’s occupancy other than to deliver the Sublease Premises.
(b) Vacation. Subtenant further acknowledges that it must deliver the Sublease Premises to Sublandlord upon termination of this Sublease in the condition substantially the same as that on the Sublease Commencement Date. Subtenant shall also remedy any hazardous substance contamination which is the result of the act or omission of Subtenant, its agents, employees, contractors, invitees or licensees, by promptly remediating or removing such contamination in its entirety and shall indemnify Sublandlord and its affiliates from any and all damages and liabilities relating thereto.
(c) Entry Rights. Upon reasonable prior notice, Sublandlord expressly reserves the right to enter and conduct inspections of the Premises during ordinary business hours. Upon reasonable prior notice in each instance, Sublandlord may enter the Sublease Premises during ordinary business hours to show the space to actual or prospective lenders, purchasers, tenants or users at any time during the term of this Sublease.
14. Termination of the Lease. If for any reason the term of the Master Lease shall terminate, this Sublease shall automatically be terminated and Sublandlord shall not be liable to Subtenant by reason thereof unless said termination shall have been caused by the default of Sublandlord under the Master Lease, and said Sublandlord default was not as a result of a Subtenant default hereunder. If this Sublease is terminated pursuant to the preceding sentence due to Sublandlord’s default that was not a result of a Subtenant default hereunder, Sublandlord shall reimburse Subtenant on a day-for-day pro-rata basis for any payments made in advance of use o f the Premises.
15. Assignment and Subletting. Independent of and in addition to any provisions of the Master Lease, it is understood and agreed that, except as expressly provided herein, Subtenant shall have no right to assign or sublet the Sublease Premises or any portion thereof or any right or privilege appurtenant thereto and any such assignment or subletting shall be void. Subtenant shall have the right to assign this Sublease or any interest therein, and to suffer or permit any other person (other than agents, servants or associates of the Subtenant) to occupy or use the Sublease Premises, only upon the prior written consent of Sublandlord, which consent shall not be unreasonably withheld, and, to the extent required under the Master Lease, the prior written consent of Landlord. Any assignment or subletting by Subtenant without Sublandlord’s prior written consent shall be void and shall, at the option of Sublandlord, terminate this Sublease.
16. Limitation of Estate. Subtenant’s estate shall in all respects be limited to, and be construed in a fashion consistent with, the estate granted to Sublandlord by Landlord. Subtenant shall stand in the place of Sublandlord and shall defend, indemnify and hold Sublandlord harmless with respect to all covenants, warranties, obligations, and payments made by Sublandlord under or required of Sublandlord by the Master Lease with respect to the Sublease Premises. In the event Sublandlord is prevented from performing any of its obligations under this Sublease by a breach by Landlord of a term of the Master Lease, then Sublandlord’s sole obligation in regard to its obligation under this Sublease shall be to use
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reasonable efforts in diligently pursuing the correction or cure by Landlord of Landlord’s breach.
17. Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Sublease and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Sublandlord to Subtenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Sublease. This Sublease, and the exhibits and schedules attached hereto, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Sublease Premises and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Sublease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Sublease.
18. Acceptance. The submission of this Sublease to Subtenant does not constitute an offer to lease. This Sublease shall become effective only upon the execution and delivery thereof by both Sublandlord and Subtenant. Sublandlord shall have no liability or obligation to Subtenant by reason of Sublandlord’s rejection of this Sublease or a failure to execute, acknowledge and deliver same to Subtenant.
19. Miscellaneous. This Sublease shall be governed by and interpreted in accordance with the laws of the State of Rhode Island, except as they may be preempted by federal law. In any action brought or arising out of this Sublease, the parties hereto hereby consent to the jurisdiction of any federal or state court having proper venue within the State of Rhode Island and also consent to the service of process by any means authorized by Rhode Island or federal law. The parties hereby agree that any proceeding relating to any dispute under this Sublease or with respect to the interpretation of any provision of this Sublease shall be conducted in Bristol County, Rhode Island. The headings used in this Sublease are for convenience only and shall be disregarded in interpreting the substantive provisions of this Sublease. Time is of the essence of each term of this Sublease. If any provision of this Sublease shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof. This Sublease may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same Sublease. In the event of any litigation or similar proceeding, action or arbitration between the parties with respect to this Sublease, the prevailing party shall be entitled to recover reasonable attorney’s fees and cost incurred in connection therewith. Each of Sublandlord and Subtenant, respectively, warrant that it has the authority to enter into and perform its respective obligations under this Sublease, subject to the terms of the Master Lease, and that the individual executing this Sublease on behalf of Sublandlord and Subtenant, respectively, has the authority to enter into this Sublease and to execute all other documents and perform all other acts as contemplated herein.
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IN WITNESS WHEREOF, the parties have entered into this Sublease as of the date first written above.
SUBLANDLORD:
TPI, Inc.,
a Delaware corporation
By: 4/29/15
Its: VP/GM
SUBTENANT:
Nordex Energy GmbH,
By:
Bernard Schäferbarthold
Its: ppa. H.-R. Lenhartz
General Counsel
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EXHIBIT “A”
COPY OF MASTER LEASE
LEASE
THIS INDENTURE OF LEASE made as of the 1st day of March, 2015, by and between FERREIRA REALTY, LLC (hereinafter referred to as “Landlord”), and TPI, INC. (hereinafter referred to as “Tenant”).
WITNESSETH THAT:
In consideration of the rents, covenants and agreements to be paid, kept and performed by Tenant, as hereinafter provided, Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord the real property described as a vacant parcel of land being 42 feet wide by 144 feet long and being a portion of Plat 1, Lot 4C; as shown on Exhibit “A” as the cross-hatched area. (the “Premises”.)
TO HAVE AND TO HOLD the Premises, together with all rights, privileges, easements and appurtenances thereunto belonging and attaching, unto Tenant for a term (hereinafter called the “Initial Term”) commencing as of March 1, 2015 and ending on February 28, 2016, which Initial Term may be extended as provided herein.
Tenant shall have the option to extend this Lease as a month to month tenant (“Renewal Term”). Such option may be exercised by Tenant giving the Landlord written notice of its intention to extend this Lease at least three months prior to the expiration of the Initial Term. (The Initial Term plus any Renewal Term hereof are collectively referred to as the “term hereof”.) It shall be a condition of the exercise of such option that at the time such option is exercised no Event of Default (as hereinafter defined) or event which with the giving of notice or passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing. During any Renewal Term, either the Landlord or Tenant may terminate the lease by giving the other party at least three months notice of the termination date.
This Lease is made upon the covenants and agreements herein set forth on the part of the respective parties, all of which the parties respectively agree to observe and comply with during the term hereof.
1. RENTAL.
1.1 During the Initial Term hereof Tenant shall pay to Landlord a minimum annual
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net rental (the “Rent”) of TWENTY-ONE THOUSAND SIX HUNDRED And No/100 ($21,600.00) DOLLARS, payable monthly in advance on or before the first business day of each month during said term in equal installments of ONE THOUSAND EIGHT HUNDRED And No/100 ($1,800.00) DOLLARS. Tenant covenants and agrees with Landlord to pay said rent at the time and in the manner as aforesaid by checks or drafts payable to Landlord at 71 FALL RIVER AVENUE, REHOBOTH, MA 02769, or at such other place as Landlord may direct Tenant.
1.2 During any Renewal Term hereof, the Rent for such period shall remain the same as the Initial Term.
1.3 Tenant shall use the Premises solely for the storage of wind turbine blades or other equipment.
1.4 Tenant shall access the Premises through the driveway, and across the property of, J&J Materials.
2. COMPLIANCE WITH LAWS AND REGULATIONS.
Tenant will at all times during the term hereof keep the Premises in good order and a strictly sanitary condition and observe and perform all laws, ordinances, orders, rules and regulations now or hereafter made by any governmental authority for the time being applicable to the Premises or any improvement thereon or use thereof, and with the orders, rules and regulations of the National Board of Fire Underwriters or similar organization so far as the same may relate to the use of the Premises, and will indemnify Landlord against all actions, suits, damages and claims by whomsoever brought or made by reason of the nonobservance or performance of such laws, ordinances, orders, rules and regulations, or of this covenant.
3. INSPECTION.
Tenant will permit Landlord and its agents at all reasonable times during the term hereof to enter the Premises and examine the state of repair and condition thereof, and the use being made of the same. Landlord may also enter upon the Premises to perform any repairs or maintenance which Tenant has failed to perform hereunder, and to show the premises to prospective purchasers, tenants and mortgagees.
4. WASTE AND UNLAWFUL USE.
Tenant will not make waste or any unlawful, improper or offensive use of the
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Premises.
5. ASSIGNMENT AND SUBLETTING.
Tenant may assign or sublet all or any portion of the Premises, or otherwise transfer any interest therein; so long as the Tenant’s use of the property remains the same.
6. INSURANCE.
6.1 Landlord will, at its own cost and expense at all times during the term hereof, insure and keep insured the buildings and structures included in the Premises, but not the contents or other property of Tenant in the Premises, in such manner and amounts as Landlord deems appropriate.
6.2 Tenant will, at its own cost and expense, effect and maintain during the term hereof, a policy or policies of comprehensive general liability insurance, or its equivalent, with minimum limits of not less than $100,000 for injury to one or more persons in any one occurrence, and also insurance in the sum of not less than $300,000 against claims for property damage in any one accident, such policy or policies to name Landlord as additional assured, to require the insurer to give Landlord at least ten days’ written notice of its intention to cancel, terminate or amend the insurance policy or policies in any material respect, and to cover the entire Premises.
7. LANDLORD’S COSTS AND EXPENSES.
If Tenant shall fail to comply with any of its obligations hereunder, Landlord may, upon ten (10) days’ prior written notice to Tenant (or without notice in case of emergency), take such action as may be required to cure any such default by Tenant. Tenant will pay to Landlord, on demand, all costs and expenses, including reasonable attorneys’ fees, incurred by Landlord in enforcing any of the covenants herein contained, in remedying any breach by Tenant of its covenants, in recovering possession of the Premises, in collecting any delinquent rents, taxes or other charges payable by Tenant hereunder, or in connection with any litigation commenced by or against Tenant (other than condemnation proceedings) to which Landlord, without any fault on its part, shall be made a party. Any such amounts owing either to Landlord or to Tenant shall bear interest at the rate of ten percent (10%) per annum from and after the date paid or incurred by Landlord or Tenant, as the case may be. All such amounts owing to Landlord shall constitute additional rent hereunder.
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8. INDEMNIFICATION OF LANDLORD.
8.1 Tenant shall indemnify and save harmless Landlord (regardless of Tenant’s covenant to insure) against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the use, occupancy, conduct or management of or from any work or thing whatsoever done in or about the Premises, unless done by Landlord, any of its agents, contractors, servants, employees or licensees, and shall further indemnify and save Landlord harmless against and from any and all claims arising during the term hereof from any condition of the Premises, or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act of Tenant or any of its agents, contractors, servants, employees or licensees, to any person, firm or corporation occurring during the term hereof in or about the Premises or upon or under said areas, and from and against all costs, counsel fees, expenses or liabilities incurred in or about any such claim or action or proceeding brought thereon.
8.2 Tenant shall pay and indemnify Landlord against all legal costs and charges, including reasonable counsel fees, incurred in obtaining possession of the Premises after the default of Tenant or upon expiration or earlier termination of the term hereof, other than by reason of any default of Landlord, or in enforcing any covenant or agreement of Tenant herein contained.
9. LIENS.
Tenant will not commit, suffer any act or neglect whereby the Premises or any improvements thereon or the estate of Landlord therein shall at any time during the term hereof become subject to any attachment, judgment, lien, charge or encumbrance whatsoever, except as herein expressly provided, and will indemnify and hold Landlord harmless from and against all loss, costs and expenses, including reasonable attorneys’ fees, with respect thereto.
10. DEFAULT.
10.1 In the event that during the term hereof any of the following events shall occur
(each of which shall be an “Event of Default”):
(a) Tenant shall default in the payment of any installment of the Rent or any payment due on account of taxes for ten (10) days after the same shall become due, during which ten-day period Tenant may cure the default;
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(b) Tenant or any permitted assignee of Tenant shall (i) apply for or consent to an appointment of a receiver, a trustee or liquidator of it or of all or a substantial part of its assets; (ii) be unable or admit in writing its inability to pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law or an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or corporate action shall be taken by it for the purpose of effecting any of the foregoing;
(c) An order, judgment or decree shall be entered, without the application, approval or consent of Tenant or any permitted assignee of Tenant by any court of competent jurisdiction, approving a petition seeking reorganization of Tenant or such assignee or appointing a receiver, trust or liquidator of Tenant or such assignee or of all or a substantial part of its assets and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) consecutive days; or
(d) Any other default by Tenant in performing any of its other obligations hereunder shall continue uncorrected for ten (10) days after written notice thereof from Landlord, during which period Tenant or such assignee may cure the default;
then Landlord may, by giving written notice to Tenant, either (a) terminate this Lease, (b) reenter the Premises by summary proceedings or otherwise, expelling Tenant and removing all of Tenant’s property therefrom, and relet the Premises and receive the rent therefrom, or (c) exercise any other remedies permitted by law; but Tenant shall remain liable for the equivalent of the amount of all rent reserved herein, together with interest thereon at the rate of twelve percent (12%) per annum from the due date for payment thereof, less the avails of reletting, if any. Tenant shall also be liable for the reasonable cost of obtaining possession of and reletting the Premises and of any repairs and alterations or other payments necessary to prepare them for reletting. Any and all such amounts shall be payable to Landlord upon demand.
10.2 Tenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to reenter or notice to quit provided for in any statute, or of the institution of legal
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proceedings to that end, and Tenant, for and on behalf of itself and all persons claiming through or under Tenant (including any leasehold mortgagee or other creditor) also waives any and all right of redemption or reentry or repossession, or to restore the operation of this Lease in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge, or in cache of reentry or repossession, or in case of any termination of the Lease. Landlord and Tenant also, so far as permitted by law, waive and will waive any and all right to a trial by jury in the event that summary possession proceedings shall be instituted by Landlord.
10.3 In the event of any breach or threatened breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity, or by statute or otherwise, as though reentry, summary proceedings and other remedies were not provided for in this Lease.
10.4 Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing, at law or in equity, or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity, or by statute or otherwise, shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease, or now or hereafter existing at Jaw or in equity, or by statute or otherwise.
11. INDEPENDENT COVENANTS-NO WAIVER.
11.1 Each and every of the covenants and agreements contained in this Lease shall be for all purposes construed to be separate and independent covenants and the waiver of the breach of any covenant contained herein by Landlord shall in no way or manner discharge or relieve Tenant from Tenant’s obligation to perform each and every one of the covenants contained herein.
11.2 If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.
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11.3 The failure of Landlord to insist in any one or more cases upon the strict performance of any of the covenants of this Lease shall not be construed as a waiver or a relinquishment for the future of such covenant. A receipt by Landlord of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. All remedies to which Landlord may resort under the terms of this Lease or by law provided shall be cumulative.
12. SUBORDINATION.
This Lease and the rights of Tenant hereunder are subject and subordinate in all respects to all matters of record, including, without limitation, deeds and all mortgages which may now or hereafter be placed on or affect the Premises, or any part thereof, and/or Landlord’s interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof, and all substitutions therefor; provided, however, that before such subordination shall be effective, Landlord shall cause the mortgagee, or other party in interest, as the case may be, to deliver to Tenant an assent to this Lease, in proper form for recording whereby such mortgagee or other party agrees that no foreclosure of such mortgage or any action taken with respect thereto, by such mortgagee or any other person claiming by or through or under such mortgage (or other interest) shall disturb the possession of Tenant under this Lease so long as Tenant is not in default hereunder, and that the validity and continuance of this Lease will be so recognized. Simultaneously with the delivery of such an agreement, Tenant agrees to execute and deliver an instrument in proper form for recording, wherein Tenant agrees to and does subordinate this Lease to the liens of the mortgagees and others as above-mentioned, and to all renewals, modifications, consolidations and replacements and extensions of such mortgages thereunder, and to any persons claiming by, through or under such mortgages or other such interest.
13. PRIOR NEGOTIATIONS.
This Lease merges and supersedes all prior negotiations, representations and agreements and constitutes the entire contract between the parties hereto concerning the leasing of the Premises, the improvements thereon and the other matters provided for herein.
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14. QUIET ENJOYMENT.
Landlord covenants that Tenant, upon paying the rent and performing the covenants hereof on the part of Tenant to be performed shall and may peaceably and quietly have, hold and enjoy the Premises and all related appurtenances, rights, privileges and easements throughout the term hereof without any lawful hindrance by Landlord and any person claiming by, through or under
it.
15. RETURN OF PREMISES.
At the expiration or other termination of the term hereof, Tenant will remove from the Premises its property and that of all claiming under it and will peaceably yield up to Landlord the Premises in as good condition in all respects as the same were at the commencement of this Lease, except for ordinary wear and tear, damage by the elements, by any exercise of the right of eminent domain or by public or other authority, or damage which Landlord is required herein to replace, restore or rebuild.
16. CONSTRUCTION.
The mention of the parties hereto by name or otherwise shall be construed as including and referring to their respective successors and assigns as well as to the parties themselves whenever such construction is required or admitted by the provisions hereof; and all covenants, agreements, conditions, rights, powers and privileges hereinbefore contained shall inure to the benefit of and be binding upon the successors and assigns of such parties, unless otherwise provided.
17. NOTICES.
Whenever notice shall be given under this Lease, the same shall be in writing and shall be sent by certified or registered mail as follows:
To the Landlord:
FERREIRA REALTY, LLC
71 Fall River Avenue
Rehoboth, MA 02769
To the Tenant:
TPI, INC.
373 Market Street
Warren, RI 02885
or to such other address or addresses as each party may from time to time designate by like notice to the other.
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IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed in duplicate as of the day and year first above written.
FERREIRA REALTY, LLC
By:
John P. Ferreira, Member
TPI, INC.
By: Ed DaSilva, Vice-President
COMMONWEALTH OF MASSACHUSETTS
COUNTY OF BRISTOL
In Rehoboth, in said County on the     day of March, 2015, before me personally appeared John P. Ferreira, Member of FERREIRA REALTY, LLC, proved to me through satisfactory evidence of identification, which was/were driver’s license(s), to be the party executing the foregoing instrument for and on behalf of said corporation and he acknowledged said instrument, by him executed, to be his free act and deed, in his said capacity and the free act and deed of said corporation.
NOTARY PUBLIC
STATE OF RHODE ISLAND
COUNTY OF BRISTOL
In Warren, in said County on the      day of March, 2015, before me personally appeared                     , President of TPI, INC., proved to me through satisfactory evidence of identification, which was/were driver’s license(s), to be the party executing the foregoing instrument for and on behalf of said corporation and he acknowledged said instrument, by him executed, to be his free act and deed, in his said capacity and the free act and deed of said corporation.
NOTARY PUBLIC
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L E A S E
THIS INDENTURE OF LEASE made as of the 1st day of March, 2015, by and between FERREIRA REALTY, LLC (hereinafter referred to as “Landlord”), and TPI, INC. (hereinafter refened to as “Tenant”).
W I T N E S S E T H T H A T:
In consideration of the rents, covenants and agreements to be paid, kept and performed by Tenant, as hereinafter provided, Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord the real property described as a vacant parcel of land being 42 feet wide by 144 feet long and being a portion of Plat 1, Lot 4C; as shown on Exhibit “A” as the cross-hatched area. (the “Premises”.)
TO HAVE AND TO HOLD the Premises, together with all rights, privileges, easements and appurtenances thereunto belonging and attaching, unto Tenant for a term (hereinafter called the “Initial Term”) commencing as of March 1, 2015 and ending on February 28, 2016, which Initial Term may be extended as provided herein.
Tenant shall have the option to extend this Lease as a month to month tenant (“Renewal Term”). Such option may be exercised by Tenant giving the Landlord written notice of its intention to extend this Lease at least three months prior to the expiration of the Initial Term. (The Initial Term plus any Renewal Term hereof are collectively referred to as the “term hereof”.) It shall be a condition of the exercise of such option that at the time such option is exercised no Event of Default (as hereinafter defined) or event which with the giving of notice or passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing. During any Renewal Term either the Landlord or Tenant may terminate the lease by giving the other party at least three months notice of the termination date.
This Lease is made upon the covenants and agreements herein set forth on the part of the respective parties, all of which the parties respectively agree to observe and comply with during the term hereof.
1. RENTAL.
1.1 During the Initial Term hereof Tenant shall pay to Landlord a minimum annual
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net rental (the “Rent”) of TWENTY-ONE THOUSAND SIX HUNDRED And No/100 ($21,600.00) DOLLARS, payable monthly in advance on or before the first business day of each month during said term in equal installments of ONE THOUSAND EIGHT HUNDRED And No/100 ($1,800.00) DOLLARS. Tenant covenants and agrees with Landlord to pay said rent at the time and in the manner as aforesaid by checks or drafts payable to Landlord at 71 FALL RIVER AVENUE, REHOBOTH, MA 02769, or at such other place as Landlord may direct Tenant.
1.2 During any Renewal Term hereof, the Rent for such period shall remain the same as the Initial Term.
1.3 Tenant shall use the Premises solely for the storage of wind turbine blades or other equipment.
1.4 Tenant shall access the Premises through the driveway, and across the property of, J&J Materials.
2. COMPLIANCE WITH LAWS AND REGULATIONS.
Tenant will at all times during the term hereof keep the Premises in good order and a strictly sanitary condition and observe and perform all laws, ordinances, orders, rules and regulations now or hereafter made by any governmental authority for the time being applicable to the Premises or any improvement thereon or use thereof, and with the orders, rules and regulations of the National Board of Fire Underwriters or similar organization so far as the same may relate to the use of the Premises, and will indemnify Landlord against all actions, suits, damages and claims by whomsoever brought or made by reason of the nonobservance or performance of such laws, ordinances, orders, rules and regulations, or of this covenant.
3. INSPECTION.
Tenant will permit Landlord and its agents at all reasonable times during the term hereof to enter the Premises and examine the state of repair and condition thereof, and the use being made of the same. Landlord may also enter upon the Premises to perform any repairs or maintenance which Tenant has failed to perform hereunder, and to show the premises to prospective purchasers, tenants and mortgagees.
4. WASTE AND UNLAWFUL USE.
Tenant will not make waste or any unlawful, improper or offensive use of the
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Premises.
5. ASSIGNMENT AND SUBLETTING.
Tenant may assign or sublet all or any portion of the Premises, or otherwise transfer any interest therein; so long as the Tenant’s use of the property remains the same.
6. INSURANCE.
6.1 Landlord will, at its own cost and expense at all times during the term hereof, insure and keep insured the buildings and structures included in the Premises, but not the contents or other property of Tenant in the Premises, in such manner and amounts as Landlord deems appropriate.
6.2 Tenant will, at its own cost and expense, effect and maintain during the term hereof, a policy or policies of comprehensive general liability insurance, or its equivalent, with minimum limits of not less than $100,000 for injury to one or more persons in any one occurrence, and also insurance in the sum of not less than $300,000 against claims for property damage in any one accident, such policy or policies to name Landlord as additional assured, to require the insurer to give Landlord at least ten days’ written notice of its intention to cancel, terminate or amend the insurance policy or policies in any material respect, and to cover the entire Premises.
7. LANDLORD’S COSTSAND EXPENSES.
If Tenant shall fail to comply with any of its obligations hereunder, Landlord may, upon ten (10) days’ prior written notice to Tenant (or without notice in case of emergency), take such action as may be required to cure any such default by Tenant. Tenant will pay to Landlord, on demand, all costs and expenses, including reasonable attorneys’ fees, incurred by Landlord in enforcing any of the covenants herein contained, in remedying any breach by Tenant of its covenants, in recovering possession of the Premises, in collecting any delinquent rents, taxes or other charges payable by Tenant hereunder, or in connection with any litigation commenced by or against Tenant (other than condemnation proceedings) to which Landlord, without any fault on its part, shall be made a party. Any such amounts owing either to Landlord or to Tenant shall bear interest at the rate often percent (10%) per annum from and after the date paid or incurred by Landlord or Tenant, as the case may be. All such amounts owing to Landlord shall constitute additional rent hereunder.
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8. INDEMNIFICATION OF LANDLORD.
8.1 Tenant shall indemnify and save harmless Landlord (regardless of Tenant’s covenant to insure) against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the use, occupancy, conduct or management of or from any work or thing whatsoever done in or about the Premises, unless done by Landlord, any of its agents, contractors, servants, employees or licensees, and shall further indemnify and save Landlord harmless against and from any and all claims arising during the term hereof from any condition of the Premises, or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act of Tenant or any of its agents, contractors, servants, employees or licensees, to any person, firm or corporation occurring during the term hereof in or about the Premises or upon or under said areas, and from and against all costs, counsel fees, expenses or liabilities incurred in or about any such claim or action or proceeding brought thereon.
8.2 Tenant shall pay and indemnify Landlord against all legal costs and charges, including reasonable counsel fees, incurred in obtaining possession of the Premises after the default of Tenant or upon expiration or earlier termination of the term hereof, other than by reason of any default of Landlord, or in enforcing any covenant or agreement of Tenant herein contained.
9. LIENS.
Tenant will not commit, suffer any act or neglect whereby the Premises or any improvements thereon or the estate of Landlord therein shall at any time during the term hereof become subject to any attachment, judgment, lien, charge or encumbrance whatsoever, except as herein expressly provided, and will indemnify and hold Landlord harmless from and against all loss, costs and expenses, including reasonable attorneys’ fees, with respect thereto.
10. DEFAULT.
10.1 In the event that during the term hereof any of the following events shall occur (each of which shall be an “Event of Default”):
(a) Tenant shall default in the payment of any installment of the Rent or any payment due on account of taxes for ten (10) days after the same shall become due, during which ten-day period Tenant may cure the default;
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(b) Tenant or any permitted assignee of Tenant shall (i) apply for or consent to an appointment of a receiver, a trustee or liquidator of it or of all or a substantial part of its assets; (ii) be unable or admit in writing its inability to pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law or an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or corporate action shall be taken by it for the purpose of effecting any of the foregoing;
(c) An order, judgment or decree shall be entered, without the application, approval or consent of Tenant or any permitted assignee of Tenant by any court of competent jurisdiction, approving a petition seeking reorganization of Tenant or such assignee or appointing a receiver, trust or liquidator of Tenant or such assignee or of all or a substantial part of its assets and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) consecutive days; or
(d) Any other default by Tenant in performing any of its other obligations hereunder shall continue uncorrected for ten (10) days after written notice thereof from Landlord, during which period Tenant or such assignee may cure the default;
then Landlord may, by giving written notice to Tenant, either (a) terminate this Lease, (b) reenter the Premises by summary proceedings or otherwise, expelling Tenant and removing all of Tenant’s property therefrom, and relet the Premises and receive the rent therefrom, or (c) exercise any other remedies permitted by law; but Tenant shall remain liable for the equivalent of the amount of all rent reserved herein, together with interest thereon at the rate of twelve percent (12%) per annum from the due date for payment thereof, less the avails of reletting, if any. Tenant shall also be liable for the reasonable cost of obtaining possession of and reletting the Premises and of any repairs and alterations or other payments necessary to prepare them for reletting. Any and all such amounts shall be payable to Landlord upon demand.
10.2 Tenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to reenter or notice to quit provided for in any statute, or of the institution of legal
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proceedings to that end, and Tenant, for and on behalf of itself and all persons claiming through or under Tenant (including any leasehold mortgagee or other creditor) also waives any and all right of redemption or reentry or repossession, or to restore the operation of this Lease in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge, or in case of reentry or repossession, or in case of any termination of the Lease. Landlord and Tenant also, so far as permitted by law, waive and will waive any and all right to a trial by jury in the event that summary possession proceedings shall be instituted by Landlord.
10.3 In the event of any breach or threatened breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity, or by statute or otherwise, as though reentry, summary proceedings and other remedies were not provided for in this Lease.
10.4 Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing, at law or in equity, or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity, or by statute or otherwise, shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity, or by statute or otherwise.
11. INDEPENDENT COVENANTS--NO WAIVER.
11.1 Each and every of the covenants and agreements contained in this Lease shall be for all purposes construed to be separate and independent covenants and the waiver of the breach of any covenant contained herein by Landlord shall in no way or manner discharge or relieve Tenant from Tenant’s obligation to perform each and every one of the covenants contained herein.
11.2 If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.
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11.3 The failure of Landlord to insist in any one or more cases upon the strict performance of any of the covenants of this Lease shall not be construed as a waiver or a relinquishment for the future of such covenant. A receipt by Landlord of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. All remedies to which Landlord may resort under the terms of this Lease or by law provided shall be cumulative.
12. SUBORDINATION.
This Lease and the rights of Tenant hereunder are subject and subordinate in all respects to all matters of record, including, without limitation, deeds and all mortgages which may now or hereafter be placed on or affect the Premises, or any part thereof, and/or Landlord’s interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof, and all substitutions therefor; provided, however, that before such subordination shall be effective, Landlord shall cause the mortgagee, or other party in interest, as the case may be, to deliver to Tenant an assent to this Lease, in proper form for recording whereby such mortgagee or other party agrees that no foreclosure of such mortgage or any action taken with respect thereto, by such mortgagee or any other person claiming by or through or under such mortgage (or other interest) shall disturb the possession of Tenant under this Lease so long as Tenant is not in default hereunder, and that the validity and continuance of this Lease will be so recognized. Simultaneously with the delivery of such an agreement, Tenant agrees to execute and deliver an instrument in proper form for recording, wherein Tenant agrees to and does subordinate this Lease to the liens of the mortgagees and others as above-mentioned, and to all renewals, modifications, consolidations and replacements and extensions of such mortgages thereunder, and to any persons claiming by, through or under such mortgages or other such interest.
13. PRIOR NEGOTIATIONS.
This Lease merges and supersedes all prior negotiations, representations and agreements and constitutes the entire contract between the parties hereto concerning the leasing of the Premises, the improvements thereon and the other matters provided for herein.
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14. QUIET ENJOYMENT.
Landlord covenants that Tenant, upon paying the rent and performing the covenants hereof on the part of Tenant to be performed shall and may peaceably and quietly have, hold and enjoy the Premises and all related appurtenances, rights, privileges and easements throughout the term hereof without any lawful hindrance by Landlord and any person claiming by, through or under it.
15. RETURN OF PREMISES.
At the expiration or other termination of the term hereof, Tenant will remove from the Premises its property and that of all claiming under it and will peaceably yield up to Landlord the Premises in as good condition in all respects as the same were at the commencement of this Lease, except for ordinary wear and tear, damage by the elements, by any exercise of the right of eminent domain or by public or other authority, or damage which Landlord is required herein to replace, restore or rebuild.
16. CONSTRUCTION.
The mention of the parties hereto by name or otherwise shall be construed as including and referring to their respective successors and assigns as well as to the parties themselves whenever such construction is required or admitted by the provisions hereof; and all covenants, agreements, conditions, rights, powers and privileges hereinbefore contained shall inure to the benefit of and be binding upon the successors and assigns of such parties, unless otherwise provided.
17. NOTICES.
Whenever notice shall be given under this Lease, the same shall be in writing and shall be sent by certified or registered mail as follows:
To the Landlord:
FERREIRA REALTY, LLC
71 Fall River Avenue
Rehoboth, MA 02769
To the Tenant:
TPI, INC.
373 Market Street
Warren, RI 02885
or to such other address or addresses as each party may from time to time designate by like notice to the other.
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IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed in duplicate as of the day and year first above written.

FERREIRA REALTY, LLC

By: ________________
John P. Ferreira, Member

TPI, INC.

By: ________________ 3/11/15
Ed DaSilva, Vice-President

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF BRISTOL

In Rehoboth, in said County on the 13th day of March, 2015, before me personally appeared **John P. Ferreira, Member of FERREIRA REALTY, LLC**, proved to me through satisfactory evidence of identification, which was/were driver's license(s), to be the party executing the foregoing instrument for and on behalf of said corporation and he acknowledged said instrument, by him executed, to be his free act and deed, in his said capacity and the free act and deed of said corporation.

NOTARY PUBLIC

DEREK D GRACIA
Notary Public
COMMONWEALTH OF MASSACHUSETTS
My Commission Expires
August 24, 2018

STATE OF RHODE ISLAND
COUNTY OF BRISTOL

In Warren, in said County on the 11th day of March, 2015, before me personally appeared Ed DaSilva, **President of TPI, INC.**, proved to me through satisfactory evidence of identification, which was/were driver's license(s), to be the party executing the foregoing instrument for and on behalf of said corporation and he acknowledged said instrument, by him executed, to be his free act and deed, in his said capacity and the free act and deed of said corporation.

VICKIE LIPPOLIS
Notary Public
State of Rhode Island
Notary ID # 753611
My Commission Expires Dec 29, 2015

NOTARY PUBLIC

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